Exhibit 10.6

FIRST AMENDMENT TO AMENDED AND RESTATED

PROPERTY MANAGEMENT AND LEASING AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED PROPERTY MANAGEMENT AND LEASING AGREEMENT (this “Amendment”), is entered into as of April 9, 2018, by and among HEALTHCARE TRUST, INC., a Maryland corporation (the “Company”), HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”), and HEALTHCARE TRUST PROPERTIES, LLC, a Delaware limited liability company (the “Property Manager”).

WHEREAS, the Company, the OP and the Property Manager entered into the Amended and Restated Property Management and Leasing Agreement dated as of February 17, 2017 (the “Property Management Agreement”);

WHEREAS, pursuant to the Property Management Agreement, the Property Manager provides management and leasing services for certain Properties owned or leased by direct and indirect subsidiaries (“Subsidiaries”) of each of the Company and the OP;

WHEREAS, the Company is the general partner of the OP, and the OP is either (i) the sole member of the Subsidiaries or (ii) the managing member of a Joint Venture that is the sole member of the Subsidiaries;

WHEREAS, the Company entered into the Property Management Agreement on behalf of the OP and each Subsidiary, and the OP entered into the Property Management Agreement on behalf of each Subsidiary;

WHEREAS, the parties wish to clarify certain provisions of the Property Management Agreement;

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, agree to amend the Agreement as herein stated.

1.       Defined Terms.

All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Property Management Agreement.

2.       Confirmation of the Parties’ Mutual Intent.

The Company, the OP and the Property Manager each hereby confirms its intent and understanding that references in the Property Management Agreement to the Company mean “the Company on behalf of the OP”; references to the OP mean “the OP on behalf of each Subsidiary”; and that references to the Owner mean, as the context may require, “any” or “each” “Subsidiary as the actual owner or lessee of its Property”.

3.       Amendments.

a.       The defined term “Owner” in Section 1.13 of the Property Management Agreement is amended and restated in its entirety as follows:

“Owner” means, as the context may require, “any” or “each” Subsidiary, as the actual owner or lessee of its Property. The Owners are listed on Schedule I hereto, which schedule may be updated from time to time to reflect the addition or deletion of one or more Owners.

b.       The defined term “Subsidiary” is hereby added in Article I of the Property Management Agreement as follows:

“Subsidiary” means an entity that is a direct or indirect subsidiary of the OP that owns or leases any Property; provided, however, for those Properties that are owned by a Subsidiary and leased to another Subsidiary, references to the Subsidiary shall mean the Subsidiary that leases the Property.

2.       Reaffirmation. Each party hereby affirms and reaffirms the Property Management Agreement.

3.       Miscellaneous.

a.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

b.       Integration. This Amendment and the documents referred to, comprising or relating to this Amendment constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

c.       Amendment and Waiver. No amendment of this Amendment, and no waiver, discharge or termination of any one or more of the provisions hereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

d.       Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

COMPANY:

HEALTHCARE TRUST, INC.,
a Maryland corporation

By:	/s/ Katie P. Kurtz
Name: Katie P. Kurtz
Title: CFO

OP:

HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	Healthcare Trust, Inc., its general partner

By:	/s/ Katie P. Kurtz
Name: Katie P. Kurtz
Title: CFO

PROPERTY MANAGER:

HEALTHCARE TRUST PROPERTIES, LLC,
a Delaware limited liability company

By:	/s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

SCHEDULE 1

Subsidiary
ARHC FMWEDAL01, LLC
ARHC AHJACOH01, LLC
ARHC OCWMNLA01, LLC
ARHC CMLITCO01, LLC
ARHC OLOLNIL01, LLC
ARHC SCTEMTX01, LLC
ARHC GHGVLSC01, LLC
ARHC AMGLNAZ01, LLC
ARHC CSDOUGA01, LLC
ARHC VCSTOGA01, LLC
ARHC SFSTOGA01, LLC
ARHC BGBOWMD01, LLC
ARHC SCBTHNY01, LLC
ARHC SCBTHNY02, LLC
ARHC PMCPKNY01, LLC
ARHC BCKNGNY01, LLC
ARHC MCNWDNY01, LLC
ARHC CCSCNNY01, LLC
ARHC CAROCMI01, LLC
ARHC CAROCMI02, LLC
ARHC BMBWNIL01, LLC
ARHC CSCLWFL01, LLC
ARHC SAVENFL01, LLC
ARHC LPELKCA01, LLC
ARHC UCELKCA01, LLC
ARHC BPBUFMO01, LLC
ARHC CHCASMO01, LLC
ARHC GYHSVMO01, LLC
ARHC BSHUMMO01, LLC
ARHC CALEWMO01, LLC
ARHC MCMSHMO01, LLC
ARHC GGPOTMO01, LLC
ARHC EMRAYMO01, LLC
ARHC HBTPAFL01, LLC
ARHC HBTPAFL01 TRS, LLC
ARHC ARCLRMI01, LLC
ARHC ARCLRMI01 TRS, LLC
ARHC SFFLDIA01, LLC

ARHC SMMDSIA01, LLC
ARHC SPPLSIA01, LLC
ARHC PHCRPIA01, LLC
ARHC PHTIPIA01, LLC
ARHC PSINDIA01, LLC
ARHC PHOTTIA01, LLC
ARHC SBBURIA01 TRS, LLC
ARHC SCCRLIA01 TRS, LLC
ARHC SFFLDIA01 TRS, LLC
ARHC SMMDSIA01 TRS, LLC
ARHC SPPLSIA01 TRS, LLC
ARHC SMMTEIA01 TRS, LLC
ARHC PHCRPIA01 TRS, LLC
ARHC PHCTNIA01 TRS, LLC
ARHC PHDESIA01 TRS, LLC
ARHC PHTIPIA01 TRS, LLC
ARHC PSINDIA01 TRS, LLC
ARHC PHOTTIA01 TRS, LLC
ARHC CSKENMI01, LLC
ARHC GOFENMI01, LLC
ARHC LCDIXIL01, LLC
ARHC PCPLSMI01, LLC
ARHC PCCHEMI01, LLC
ARHC PPDWTMI01, LLC
ARHC PPCLRMI01, LLC
ARHC PPGBLMI01, LLC
ARHC PWHLTMI01, LLC
ARHC ATROCIL01, LLC
ARHC WWWYGMI01, LLC
ARHC WWGDRMI01, LLC
ARHC AMGLNAZ02, LLC
ARHC CCCGRMO01, LLC
ARHC BRHBGPA01, LLC
ARHC CHHBGPA01, LLC
ARHC FOMBGPA01, LLC
ARHC LMHBGPA01, LLC
ARHC BLHBGPA01, LLC
ARHC MSHBGPA01, LLC
ARHC DVMERID01, LLC
ARHC DVMERID01, TRS, LLC
ARHC ALALPGA01, LLC

ARHC BWBRUGA01, LLC
ARHC DBDUBGA01, LLC
ARHC JCCRKGA01, LLC
ARHC RWROSGA01, LLC
ARHC PVVLGKS01, LLC
ARHC LSSMTMO01, LLC
ARHC SCKCYMO01, LLC
ARHC TVTITFL01 TRS, LLC
ARHC ALALPGA01 TRS, LLC
ARHC BWBRUGA01 TRS, LLC
ARHC DBDUBGA01 TRS, LLC
ARHC JCCRKGA01 TRS, LLC
ARHC RWROSGA01 TRS, LLC
ARHC PVVLGKS01 TRS, LLC
ARHC LSSMTMO01 TRS, LLC
ARHC SCKCYMO01 TRS, LLC
ARHC ALJUPFL01, LLC
ARHC ALSPGFL01, LLC
ARHC LDSPGFL01, LLC
ARHC ALSTUFL01, LLC
ARHC ALTSPFL01, LLC
ARHC ALELIKY01, LLC
ARHC ALJUPFL01 TRS, LLC
ARHC ALSPGFL01 TRS, LLC
ARHC ALSTUFL01 TRS, LLC
ARHC ALTSPFL01 TRS, LLC
ARHC ALELIKY01 TRS, LLC
ARHC GMCLKTN01, LLC
ARHC NVLTZFL01, LLC
ARHC NVWELFL01, LLC
ARHC FMMUNIN01, LLC
ARHC FMMUNIN02, LLC
ARHC FMMUNIN03, LLC
ARHC DFDYRIN01, LLC
ARHC SFSCHIN01, LLC
ARHC MVMVNWA01, LLC
ARHC MBAGHCA01, LLC
ARHC MBAGHCA01 TRS, LLC
ARHC HRHAMVA01, LLC
ARHC CPHAMVA01 LLC
ARHC WHWCHPA01, LLC

ARHC WHWCHPA01 TRS, LLC
ARHC ESMEMTN01, LLC
ARHC WGWCHIL01, LLC
ARHC PCSHVMS01, LLC
ARHC PVPHXAZ01, LLC
ARHC VSMCKTX01, LLC
ARHC CHSGDIL01, LLC
ARHC CHPTNIL01, LLC
ARHC MTMTNIL01, LLC
ARHC MVMTNIL01, LLC
ARHC RHMARIL01, LLC
ARHC HHPEOIL01, LLC
ARHC RHMESAZ01, LLC
ARHC RHSUNAZ01, LLC
ARHC AHGBYWI01, LLC
ARHC AHGVLWI01, LLC
ARHC AHPLYWI01, LLC
ARHC AHWTFWI01, LLC
ARHC AHWTMWI01, LLC
ARHC AHKIEWI01, LLC
ARHC AVBURWI01, LLC
ARHC AORMDVA01, LLC
ARHC PVGYRAZ01, LLC
ARHC PPHRNTN01, LLC
ARHC AHHFDCA01, LLC
ARHC PRPEOAZ05 TRS, LLC
ARHC PRPEOAZ01, LLC
ARHC PRPEOAZ02, LLC
ARHC PRPEOAZ03, LLC
ARHC PRPEOAZ04, LLC
ARHC MRMRWGA01, LLC
ARHC BMLKWCO01, LLC
ARHC APNVLMI01, LLC
ARHC APNVLMI01 TRS, LLC
ARHC PMPEOAZ01, LLC
ARHC LMPLNTX01, LLC
ARHC CMCNRTX01, LLC
ARHC SCVSTCA01, LLC
ARHC NVJUPFL01, LLC
ARHC OPBROOR01, LLC
ARHC OPBROOR01 TRS, LLC

ARHC RWCUDWI01, LLC
ARHC ECMCYNC01 LLC
ARHC ECCPTNC01, LLC
ARHC ECGVLSC01, LLC
ARHC SMERIPA01, LLC
ARHC SLKLAOR01, LLC
ARHC CFGREOR01, LLC
ARHC CFGREOR01 TRS, LLC
ARHC PHNLXIL01, LLC
ARHC MMTCTTX01, LLC
ARHC RPATLGA01 TRS, LLC
ARHC FRBRYAR01, LLC
ARHC FRLTRAR01, LLC
ARHC FRNLRAR01, LLC
ARHC FRBRYAR01 TRS, LLC
ARHC FRLTRAR01 TRS, LLC
ARHC FRNLRAR01 TRS, LLC
ARHC Fox Ridge MT, LLC
ARHC ALCLKTX01, LLC
ARHC ALCFBTX01, LLC
ARHC ALMEYTX01, LLC
ARHC ALWOOTX01, LLC
ARHC SBBURIA01, LLC (f/k/a ARHC CO BORROWER 1, LLC)
ARHC PHDESIA01, LLC (f/k/a ARHC CO BORROWER 2, LLC)
ARHC RPATLGA01, LLC (f/k/a ARHC CO BORROWER 3, LLC)
ARHC TVTITFL01, LLC (f/k/a ARHC CO BORROWER 4, LLC)
ARHC BMBUCMI01, LLC (f/k/a ARHC CO Borrower 5, LLC)
ARHC CWEVAGA01, LLC (f/k/a ARHC CO Borrower 6, LLC)
ARHC LVHLDMI01, LLC (f/k/a ARHC CO Borrower 7, LLC)
ARHC PHCTNIA01, LLC (f/k/a ARHC CO Borrower 8, LLC)
ARHC SCCRLIA01, LLC (f/k/a ARHC CO Borrower 9, LLC)
ARHC SMMTEIA01, LLC (f/k/a ARHC CO Borrower 10, LLC)
ARHC CO BORROWER 11, LLC
ARHC CO BORROWER 12, LLC
ARHC CO BORROWER 13, LLC
ARHC CO BORROWER 14, LLC
ARHC CO BORROWER 15, LLC
ARHC HDLANCA01, LLC
LEISURE LIVING MANAGEMENT OF BUCHANAN, LLC
LIFEHOUSE – CRYSTAL MANOR OPERATIONS, LLC
LIFEHOUSE – GOLDEN ACRES OPERATIONS, LLC

LIFEHOUSE MT. PLEASANT OPERATIONS, LLC
LIFEHOUSE PRESTIGE COMMONS OPERATIONS, LLC
LIFEHOUSE CLARE OPERATIONS, LLC
LIFEHOUSE GRAND BLANC OPERATIONS, LLC
LIFEHOUSE PRESTIGE WAY OPERATIONS, LLC
LIFEHOUSE – WALDON WOODS OPERATIONS, LLC
LEISURE LIVING MANAGEMENT OF HOLLAND, INC.
LEISURE LIVING MANAGEMENT OF LANSING, INC.
LEISURE LIVING MANAGEMENT OF GRAND RAPIDS, INC.
ARHC NHCANGA01, LLC
ARHC WMBRPMI01, LLC
ARHC CWEVAGA01 TRS, LLC
ARHC KB BORROWER 1, LLC
ARHC KB BORROWER 2, LLC
ARHC KB BORROWER 3, LLC
ARHC KB BORROWER 4, LLC
ARHC KB BORROWER 5, LLC
ARHC KB BORROWER 6, LLC
ARHC KB BORROWER 7, LLC
ARHC KB BORROWER 8, LLC
ARHC KB BORROWER 9, LLC
ARHC KB BORROWER 10, LLC
ARHC KB BORROWER 11, LLC
ARHC KB BORROWER 12, LLC
ARHC KB BORROWER 13, LLC
ARHC KB BORROWER 14, LLC
ARHC KB BORROWER 15, LLC
ARHC ATROCIL01 TRS, LLC
ARHC LCDIXIL01 TRS, LLC
ARHC AVBURWI01 TRS, LLC
ARHC RWCUDWI01 TRS, LLC
ARHC NVLTZFL01 TRS, LLC
ARHC DDLARFL01, LLC
ARHC DDHUDFL01, LLC
ARHC RACLWFL01, LLC
ARHC RMRWLTX01, LLC
ARHC DMDCRGA01, LLC
ARHC MHCLVOH01, LLC
ARHC PPLVLGA01, LLC
ARHC CHCOLIL01, LLC
ARHC CHCOLIL01 TRS, LLC

ARHC CCGBGIL01, LLC
ARHC VAGBGIL01, LLC
ARHC ACRICKY01, LLC
ARHC WLWBYMN01, LLC
ARHC GFGBTAZ01, LLC
ARHC LMFMYFL01, LLC
ARHC BMWRNMI01, LLC
ARHC MMJLTIL01, LLC
ARHC UPMUSIA01, LLC
ARHC UPMOLIL01, LLC
ARHC TCHOUTX01, LLC
ARHC PPDWTMI01, LLC
ARHC HCTMPFL01, LLC
ARHC WCWCHFL01, LLC
ARHC TPTMPFL01, LLC
ARHC SSTMPFL01, LLC